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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 3, 2005

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                               SUPERIOR ESSEX INC.
             (Exact name of registrant as specified in its charter)

             Delaware                    0-50514               20-0282396
   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

                          150 Interstate North Parkway
                             Atlanta, Georgia 30339
               (Address of principal executive offices) (Zip Code)

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                                 (770) 657-6000
              (Registrant's telephone number, including area code)

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                                 Not Applicable
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01       REGULATION FD DISCLOSURE.

     On May 3, 2005, Superior Essex Inc. issued a press release announcing the filing of a universal shelf registration statement on Form S-3. A copy of the press release is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     Exhibits

                99.1            Press release, dated May 3, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SUPERIOR ESSEX INC.


Dated:   May 3, 2005                    By:      /s/ David S. Aldridge
                                                 -------------------------------
                                        Name:    David S. Aldridge
                                        Title:   Executive Vice President, Chief
                                                 Financial Officer and Treasurer